Exhibit 99.2 Fiscal 2018 Fourth Quarter Earnings Call April 10, 2019

Forward Looking Statements This presentation may contain forward-looking statements, including, but not limited to, anticipated net earnings per diluted share and operating margin. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, and similar words and phrases. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of manyfactors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, on the Company’s capital allocation strategy; the impact of goodwill and intangible asset impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; foreign currency exchange rate fluctuations; the integration of acquired businesses; and potential continuing uncertainty arising in connection with the announced intention by certain shareholders to seek control of the Company’s Board of Directors. The Company does not undertake any obligation to update its forward-looking statements. 1

Our Mission To be the trusted expert for the home and heart-felt life events. 2

Bed Bath & Beyond’s Strategic Advantages Strong brands that are Omni-channel capabilities Deep expertise in whole trusted by customers with a leveraging both physical and home across all important reputation for quality digital assets life stages 1,500+ physical locations across A solution for every room in the all brands… house… …complemented by our digital …through every important life platform stage 3

Bed Bath & Beyond is Responding to the Challenging and Dynamic Retail Environment Dynamic Retail Environment Bed Bath & Beyond’s Response • Dramatic shift to omnichannel – customers • Complete transformation of Bed Bath & demanding a seamless, convenient Beyond’s business over the past 18 months experience between in-store and digital • Structural change of our organization and • Significant competition with high level of infrastructure pricing transparency – both to the customer and the retailer • Investment in IT, analytics, and value optimization to enable data-driven decision • Customer preference for breadth of offering making in both brick & mortar and digital experience • Evolution of our in-store and digital customer experience • High level of interest in destinational categories (e.g. bed, bath, kitchen, • Enhancement of our assortment – including windows and tabletop) and focus on new private label brands experiential retail • Extensive focus on profitability, down to the • Shift from branded items to high-quality item by channel private label products 4

Overview Achieving Our Strategic Focus Driving Our Key Objectives Financial Goals • Product Assortment • Mid-and-Long Term • Fiscal 2018: Strong bias towards Revenue Growth profitability over near-term sales, moderating the declines in operating • Shopping Experience profit and EPS • Near-term and Ongoing Gross Margin Improvements • Services and Solutions • Fiscal 2019: Strong bias towards profitability over near-term sales, • Near-term and Ongoing • Operational Excellence moderating the declines in operating SG&A Improvements profit and EPS *updated for EPS growth in 2019* • Current and Sustainable World-Class Operational • Fiscal 2020: Further grow EPS Support *updated for continued EPS growth* • Long-term Target: Grow operating profit and further grow EPS 5

Key Objectives of Bed Bath & Beyond’s Transformation Bias toward profitability across all decision making Drive Mid-and-Long-Term Drive Near-term and Ongoing Drive Near-term and Ongoing Revenue Growth Gross Margin Improvements SG&A Improvements • Concept Strategy/ • Merchandise Mix • Store Labor Model Brand Vision • Value Optimization • Marketing Efficiency • Proprietary Brands & Private Label • Coupon Strategy • Occupancy/Real Estate Optimization • Next Gen Lab Store • Supply Chain Initiatives Enhancements • Front-End Optimization • Global Sourcing/ 2nd Sourcing Office in Asia • Value Optimization Current and Sustainable World-Class Operational Support • Reconstructed Team/Change How We Work • IT Transformation/ India Development Center • Data & Analytics as a Strategic Asset 6

Initiatives Driving Revenue Growth Key Initiatives Detail Concept Strategy/ . Completed full portfolio review and developed a Brand Vision product strategy Proprietary Brands . Launched first of 6 new private label home furnishings brands & Private Label . Focused on growing preferred brands . Testing new visual merchandising and assortment Next Gen Lab to re-imagine the store experience in 21 lab stores . Early results show outperformance vs. comparable Store Initiatives stores across: sales, transactions, gross margin ($ and %), and inventory reductions . Bed Bath & Beyond and buybuy BABY digital Front-End channels re-platformed; conversion has grown Optimization . New features are now released weekly (previously released monthly, moving towards daily releases) . New pricing team and software now in place Value Optimization . Benefitted from price changes in some baby product categories 7

Initiatives Driving Gross Margin Improvements Key Initiatives Detail . New portfolio strategy implemented Merchandise Mix . Operational team in place to support merchants . Rollout of private label brands . New pricing team and software now in place Value Optimization . Customizing the timing and depth of markdowns at the item and store level . Limit coupon availability Coupon Strategy . Implement coupon exclusions . Adjust value of coupon offers Supply Chain . Initiatives in place to optimize network Enhancements . Optimize eComm outbound fulfillment model . Steps required to realize cost reductions through direct sourcing taken: Global Sourcing – Sourcing team enhanced and restructured – 2nd sourcing office opened in Asia 8

Initiatives Driving SG&A Margin Improvements Key Initiatives Detail . Optimization of store labor model . Realignment of field support structure Store Labor Model . Reduction of labor-intensive tasks . Reduction in store payroll (% of sales – FY18) . Increased efficiency of direct mail events and Marketing digital marketing programs Efficiency . Advertising shift from Q1 to Q4 (FY19) . Increased branding efforts Occupancy/ . Completed comprehensive review of all store leases with assistance of 3rd party Real Estate . Negotiations with landlords are progressing Optimization as planned 9

Initiatives Providing World-Class Operational Support Key Initiatives Detail . Added 20+ new leaders, including industry Reconstructed experts, some in newly constituted roles . Migrated hundreds of associates into new teams Teams/ How we . Utilized world-class external consulting support Work . Created agile teams/cross-functional collaboration to drive faster and more informed decision making Data & Analytics . Growing and embedding analytics capabilities as a Strategic throughout our business to enhance decision- Asset making processes . New technology leadership . Redesigned IT processes to better identify, IT Transformation/ prioritize, resource, collaborate and deliver against India Development ever-evolving technology roadmap Center (IDC) . Established IDC in 2018; plans to expand in 2019 to leverage the skilled talent and the 24-hour workday 10

Bed Bath & Beyond: Business Stabilizing, In-Flight Initiatives Poised to Deliver Impact In Q1 and FY 2019

	2019 Q1	2019 Full Year	2019 Key Drivers
Consolidated Net Sales	~$2.6 bn	$11.4 - $11.7 bn	▪ Store traffic declines ▪ Strong growth in digital channels ▪ Bias toward driving profitability ▪ Further optimizing coupon strategy
Gross Margin	34.5% - 34.9%	34.2% - 34.6%	▪ Driving sales to better margin categories ▪ Value optimization ▪ Optimizing coupon strategy ▪ Supply chain enhancements
SG&A*	Including: 33.1% - 33.4% Excluding: 32.8% - 33.1%	Including: 30.6% - 31.0% Excluding: 30.5% - 30.9%	▪ Improvements in store labor model ▪ Lease re-negotiations ▪ Advertising efficiency ▪ Increases in technology costs
Operating Income*	Including: $30 - $45 mm (Margin: 1.3% - 1.6%) Excluding: $39 - $54 mm (Margin: 1.6% - 1.9%)	Including: $400 - $440 mm (Margin: 3.4% - 3.8%) Excluding: $409 - $449 mm (Margin: 3.5% - 3.9%)	
Diluted EPS**	Including: $0.02 - $0.07 Excluding: $0.07 - $0.12	Including: $2.06 - $2.15 Excluding: $2.11 - $2.20	
Capital Expenditures	-	$350 - $375 mm	▪ Investment in warehouses for eCommerce distribution and personalized product
Capital Return	-	Dividend: $0.68 per share Repurchase: ~$225 mm	

*Including and excluding $9 million in severance and shareholder activity fees expected to be incurred in 2019 Q1
** Including and excluding $0.05 in severance and shareholder activity fees expected to be incurred in 2019 Q1

BED BATH & BEYOND

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Bed Bath & Beyond: Re-Positioning for Sustainable Growth in FY 2020 and Long Term

	2020	Long-Term Target	Key Drivers
Consolidated Net Sales	$11.4 - $11.7 bn	Low single-digit growth	▪ Revenue driving initiatives begin to impact 2020: – Enhancing assortment incl. proprietary brands and private label – Scaling learnings from Next Gen Stores – Expanding personalization and branding – Continuing to leverage value optimization, FEO platform – Growing baby business, decorating services
Gross Margin	34.5% – 35.0%	~36% margin (~200 bps improvement from 2018)	▪ Driving sales to better margin categories ▪ Direct sourcing ▪ Coupon and pricing/ value optimization ▪ Supply chain enhancements
SG&A (incl depreciation)	30% – 31%	29% – 30% (~100 bps improvement from 2018)	▪ Store labor model changes ▪ Optimizing store footprints to meet market need ▪ Occupancy cost reduction ▪ Advertising efficiency
Operating Income	$430 - $475 mm (Margin: 3.7% - 4.1%)	~6% margin (~300 bps+ improvement from 2018)	
Capital Expenditures	~$350 mm	~$350 mm	
Capital Return	Dividend: $0.68 per share Repurchase: ~$400 mm	Ongoing commitment to capital return	

Diluted EPS of $2.60 - $2.70 in 2020. Progress toward long-term margin target and share repurchase will generate a double digit EPS CAGR over the next few years

BED BATH & BEYOND 12

Bed Bath & Beyond’s Capital Allocation Framework Bed Bath & Beyond has a disciplined capital allocation framework that balances: (1) organic investment and financial stability to ensure long-term success; and (2) return of excess capital to our shareholders through dividends and share repurchases • Invest in our business to ensure we continue to be the expert in whole home for all life events, Organic providing a strong value proposition and experience for our customers Investment • Invest in value-creating transformative initiatives to adapt to the dynamic retail environment and enhance growth and margins • Maintain modest leverage: 0.8x net debt* / EBITDA as of Feb-2019 Strong • Retain strong cash position Balance Sheet • As of Feb-2019, approximately $1 billion of cash and investments and $0.6 billion of net debt* Dividends • Consistent cash return through attractive quarterly dividend • Annualized dividend per share of $0.68 • Return excess cash flow to shareholders Share and supplement EPS growth with share Repurchase repurchase • Expect ~$225 million in FY19 and ~$400 million in FY20 *Net of both cash and investments 13

Appendix 14

Q4 2018 Summary • Net loss per diluted share of ($1.92), including a non‐cash goodwill and tradename  impairments charge  • Adjusted net earnings per diluted share of $1.20, excluding the impairments charge • Operating profit margin deleverage less than prior year period, excluding the  impairments charge • Comp sales declined ~1.4%, including strong sales growth from customer‐facing digital  channels • Net sales decreased ~11%, primarily due to having one less week in the quarter, a  calendar shift of post‐Thanksgiving week out of the fourth quarter and actions taken  during the quarter in support of our bias towards driving profitability over near‐term  sales growth • Retail inventories at year end (March 2, 2019) reduced by nearly 5% as a result of our  ongoing inventory optimization strategies  15

Q4 2018 P&L Summary* (amounts in millions, except comp %, and per share data) Adjusted* Three Months Ended March 2, 2019 % of Sales March 3, 2018 % of Sales Change Comp Sales % (a) (1.4) (0.6) Net Sales $3,308 100.0 $3,716 100.0 Gross Profit 1,147 34.7 1,333 35.9 (1.2) (b) SG&A Expenses 934 28.2 996 26.8 (1.4) (c) Operating Profit 213 6.4 337 9.1 (2.6) Net Earnings 159 4.8 194 5.2 (0.4) EPS ‐ Diluted $1.20 $1.41 WAS ‐ Diluted 132 138 (a) Comp sales are determined using the same calendar weeks as fiscal 2018;  therefore the Q4 comp       sales % compares the periods of December 2, 2018 ‐ March 2, 2019 to December 3, 2017 ‐       March 3, 2018. (b) Due to a decrease in merchandise margin and an increase in coupon expense. (c) Due to increases in technology related expenses, including related depreciation, and occupancy expenses, and       costs related to litigation settlement. These increases were partially offset by a decrease in payroll and payroll‐       related items and advertising expenses, which includes a benefit of the shift of advertising expenses out of the       fourth quarter and into the third quarter, because of the impact of the new Revenue Recognition standard. *Excluding the non‐cash goodwill and tradename impairments charge. Please refer to the non‐GAAP  reconciliation on the following page. 16

Non-GAAP Reconciliation (amounts in thousands, except per share data) (unaudited) Three Months Ended March 2, 2019 Reconciliation of Adjusted Operating Profit Reported operating loss $                       (296,735) Adjustments: Goodwill and tradename impairments (a)                        509,905 Total adjustments                        509,905 Adjusted operating profit $                        213,170 Reconciliation of Adjusted Net Income Reported net loss $                       (253,793) Pre‐tax Adjustments: Goodwill and tradename impairments (a)                        509,905 Total pre‐tax adjustments                        509,905 Tax benefit of adjustments                         (97,286) Total adjustments, after tax                        412,619 Adjusted net income $                        158,826 Reconciliation of Adjusted Earnings per Diluted Share Reported loss per diluted share $                              (1.92) Goodwill and tradename impairments (a)                               3.12 Adjusted earnings per diluted share $                               1.20 This table reconciles non‐GAAP financial measures presented in this press release.  The Company believes that these non‐GAAP financial measures provide  meaningful supplemental information regarding the performance of the Company’s business.  These non‐GAAP financial measures should not be considered  superior to, but in addition to other financial measures prepared in accordance with GAAP, including the year‐to‐year results.  The Company’s method of  determining these non‐GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by  other companies and the Company does not recommend the sole use of this non‐GAAP measure to asses its financial and earnings performance. (a) Goodwill and tradename impairments include:  (1) goodwill and tradename impairments related to the North American     Retail reporting unit;  and (2) goodwill and tradename impairments related to the Institutional Sales reporting unit. 17